UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2013

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-1449794	26-3339011
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Gateway Drive, Suite 100
Bethlehem, PA		18017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 882-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 1, 2013, Embassy Bancorp, Inc. (the “Company”), the holding company of Embassy Bank for the Lehigh Valley, issued a letter to shareholders of record on September 3, 2013.  This letter reiterates that the Board of Directors declared an annual cash dividend of $0.05 per share, payable on October 1, 2013, to shareholders of record on September 3, 2013.  This letter also states that the Bank was named to the top two hundred (200) community banks and thrifts as ranked by three-year average ROE in the May 2013 issue of American Banker Magazine, as previously announced in the Form 8-K filed on May 2, 2013.

A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.Description

99.1Letter issued October 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date: October 1, 2013	By:	/s / Judith A. Hunsicker
	Name:	Judith A. Hunsicker
	Title:	Senior Executive Vice President,
Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter issued October 1, 2013.